[USAA
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USAA GOVERNMENT SECURITIES FUND SHARES
USAA GOVERNMENT SECURITIES FUND ADVISER SHARES
SUPPLEMENT DATED JULY 12, 2012
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2011
AS SUPPLEMENTED JANUARY 27, 2012

Effective July 16, 2012, Margaret "Didi" Weinblatt is retiring as the portfolio manager of the USAA Government Securities Fund (the Fund). Donna Baggerly will become the Fund's new portfolio manager replacing Ms. Weinblatt. Ms. Baggerly was the Fund's portfolio manager from November 1999 through May 2002, prior to Ms. Weinblatt becoming the Fund's portfolio manager.

The reference to Ms. Weinblatt found on page 8 of the Fund's prospectus is hereby removed and replaced with the following:

Donna J. Baggerly, CFA, Vice President, Insurance Portfolios, has managed the Fund since July 2012.

The reference to Ms. Weinblatt found on page 18 of the Fund's prospectus is hereby removed and replaced with the following:

Donna J. Baggerly, CFA, Vice President, Insurance Portfolios, has managed the Fund since July 2012. She previously managed the Fund from November 1999 through May 2002. She has 25 years' investment management experience and has worked for us for 17 years. Education: M.B.A., St. Mary's University and a B.S.B., Eastern Illinois University. Ms. Baggerly earned the Chartered Financial Analyst (CFA) designation in 1998 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc.

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